Exhibit 99.2

Statistical Supplement
First Quarter
2007

PMA Capital Corporation
Statistical Supplement
First Quarter - 2007

Table of Contents

Page
Consolidated Highlights:
Selected Financial Data			1
Consolidated Statements of Operations - Per Share Data			2
Consolidated Statements of Operations			3
Consolidated Balance Sheets			4
Invested Assets and Net Investment Income; Debt			5

Segment Information:
Statements of Operations - Consolidating	6	-	7
Statements of Operations - PMA Insurance Group			8
Insurance Ratios - PMA Insurance Group			9
Statements of Operations - Run-off Operations			10
Statements of Operations - Corporate & Other			11

Operating Cash Flow Information:
Operating Cash Flows - Consolidated			12
Operating Cash Flows - PMA Insurance Group			13
Operating Cash Flows - Run-off Operations			14

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool			15

Other Information:
Industry Ratings and Market Information			16

Legend:
NM - Not Meaningful

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss)
does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See page 1 for a reconciliation of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2006	2006	2006	2006	2007	Quarter

Gross Premiums Written by Segment:
PMA Insurance Group	$133,737	$99,328	$133,903	$89,484	$164,720	23.2%
Run-off Operations	398	960	526	102	1,507	NM
Corporate & Other	(168)	(213)	(158)	(157)	(156)	7.1%
Gross premiums written	$133,967	$100,075	$134,271	$89,429	$166,071	24.0%

Net Premiums Written by Segment:
PMA Insurance Group	$113,390	$85,639	$107,795	$66,873	$125,893	11.0%
Run-off Operations	606	527	701	309	1,495	NM
Corporate & Other	(168)	(213)	(158)	(157)	(156)	7.1%
Net premiums written	$113,828	$85,953	$108,338	$67,025	$127,232	11.8%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$8,141	$6,671	$8,351	$5,721	$11,723	44.0%
Run-off Operations	161	428	174	485	(738)	NM
Corporate & Other	(6,139)	(6,128)	(5,016)	(5,282)	(5,309)	13.5%
Pre-tax operating income	2,163	971	3,509	924	5,676	NM
Net realized investment gains (losses)	1,818	(1,978)	(799)	(26)	(430)	NM
Pre-tax income (loss)	3,981	(1,007)	2,710	898	5,246	31.8%
Income tax expense (benefit)	1,500	(245)	1,209	67	1,900	26.7%
Net income (loss)	$2,481	$(762)	$1,501	$831	$3,346	34.9%
After-tax operating income	$1,299	$524	$2,020	$848	$3,626	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.08	$(0.02)	$0.05	$0.03	$0.10	25.0%
Less the impact of:
Realized gains (losses) after tax	0.04	(0.04)	(0.01)	-	(0.01)	NM
After-tax operating income	$0.04	$0.02	$0.06	$0.03	$0.11	NM

Capitalization:
Debt	$189,181	$148,303	$131,561	$131,211	$130,822	-30.8%
Shareholders' equity excluding FAS 115 unrealized loss	413,516	417,064	418,372	425,132	424,894	2.8%
Total capitalization excluding FAS 115 unrealized loss	602,697	565,367	549,933	556,343	555,716	-7.8%
FAS 115 unrealized loss	(13,941)	(18,733)	(6,169)	(6,039)	(1,084)	92.2%
Total capitalization including FAS 115 unrealized loss	$588,756	$546,634	$543,764	$550,304	$554,632	-5.8%

Book Value Per Share:
Excluding FAS 115 unrealized loss	$12.83	$12.79	$12.82	$13.02	$13.02	1.5%
Including FAS 115 unrealized loss	$12.39	$12.21	$12.63	$12.83	$12.99	4.8%

Debt to Total Capital:
Excluding FAS 115 unrealized loss	31.4%	26.2%	23.9%	23.6%	23.5%	-25.2%
Including FAS 115 unrealized loss	32.1%	27.1%	24.2%	23.8%	23.6%	-26.5%

Interest Coverage:
Income before interest and income taxes
to interest expense	2.03	0.73	1.89	1.32	2.86	40.9%

Operating income before interest and income taxes
to interest expense	1.56	1.26	2.15	1.33	3.02	93.6%

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2006	2007

Diluted Earnings (Loss) Per Share:

Net income (loss)	$0.08	$(0.02)	$0.05	$0.03	$0.10

Pre-tax operating income	$0.07	$0.03	$0.11	$0.03	$0.17

After-tax operating income	$0.04	$0.02	$0.06	$0.03	$0.11

Diluted weighted average common
shares outstanding	32,405,934	32,132,618	32,922,643	32,916,423	32,900,397

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	32,239,288	32,613,234	32,646,689	32,659,194	32,630,669

Class A Common Stock prices:
High	$10.43	$10.49	$10.75	$10.15	$9.77
Low	$8.68	$9.24	$8.60	$8.60	$8.40
Close	$10.18	$10.30	$8.82	$9.22	$9.39

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2006	2006	2006	2006	2007	Quarter

Gross Premiums Written	$133,967	$100,075	$134,271	$89,429	$166,071	24.0%

Net Premiums Written	$113,828	$85,953	$108,338	$67,025	$127,232	11.8%

Revenues:
Net premiums earned	$91,659	$94,922	$95,284	$88,316	$95,032	3.7%
Net investment income	11,400	11,058	10,747	10,333	10,525	-7.7%
Net realized investment gains (losses)	1,818	(1,978)	(799)	(26)	(430)	NM
Other revenues	7,104	7,286	6,624	7,107	7,787	9.6%
Total revenues	111,981	111,288	111,856	105,730	112,914	0.8%

Expenses:
Losses and loss adjustment expenses	65,393	66,379	66,754	60,695	67,026	2.5%
Acquisition expenses	17,325	19,552	19,811	17,825	19,138	10.5%
Operating expenses	19,987	21,580	18,953	22,966	17,066	-14.6%
Dividends to policyholders	1,422	1,011	589	510	1,622	14.1%
Interest expense	3,873	3,773	3,039	2,836	2,816	-27.3%
Total losses and expenses	108,000	112,295	109,146	104,832	107,668	-0.3%

Pre-tax income (loss)	3,981	(1,007)	2,710	898	5,246	31.8%

Income tax expense (benefit):
Current	-	-	-	-	-	NM
Deferred	1,500	(245)	1,209	67	1,900	26.7%

Total income tax expense (benefit)	1,500	(245)	1,209	67	1,900	26.7%

Net income (loss)	$2,481	$(762)	$1,501	$831	$3,346	34.9%

Pre-tax operating income	$2,163	$971	$3,509	$924	$5,676	NM

After-tax operating income	$1,299	$524	$2,020	$848	$3,626	NM

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2006	2007

Assets:
Investments in fixed maturities available for sale	$994,972	$913,376	$904,074	$871,951	$735,048
Investments in fixed maturities trading	-	-	-	-	122,669
Short-term investments	63,641	70,994	59,227	86,448	93,385
Short-term investments, loaned securities collateral	9,991	4,771	-	-	-
Total investments	1,068,604	989,141	963,301	958,399	951,102

Cash	13,667	26,004	30,387	14,105	9,924
Accrued investment income	11,395	9,312	10,993	9,351	5,407
Premiums receivable	209,354	205,825	218,126	207,771	257,445
Reinsurance receivables	1,086,830	1,071,332	1,069,153	1,039,979	1,042,478
Deferred income taxes, net	107,908	110,452	102,986	100,019	97,565
Deferred acquisition costs	39,308	37,336	40,384	36,239	41,726
Funds held by reinsureds	148,512	151,873	133,222	130,214	132,926
Other assets	179,061	171,713	184,904	170,330	189,432
Total assets	$2,864,639	$2,772,988	$2,753,456	$2,666,407	$2,728,005

Liabilities:
Unpaid losses and loss adjustment expenses	$1,776,822	$1,727,369	$1,690,483	$1,634,865	$1,620,952
Unearned premiums	199,129	189,140	217,506	202,973	249,689
Debt	189,181	148,303	131,561	131,211	130,822
Accounts payable, accrued expenses
and other liabilities	205,114	220,350	219,146	210,740	234,901
Funds held under reinsurance treaties	79,815	79,966	77,813	63,075	63,348
Dividends to policyholders	4,998	4,725	4,744	4,450	4,483
Payable under securities loan agreements	10,005	4,804	-	-	-
Total liabilities	2,465,064	2,374,657	2,341,253	2,247,314	2,304,195

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	110,042	110,552	111,116	109,922	110,527
Retained earnings	185,393	180,626	181,719	184,216	183,611
Accumulated other comprehensive loss	(33,358)	(37,630)	(26,010)	(20,624)	(15,675)
Treasury stock, at cost	(33,592)	(26,307)	(25,712)	(25,511)	(25,743)
Total shareholders' equity	399,575	398,331	412,203	419,093	423,810
Total liabilities and shareholders' equity	$2,864,639	$2,772,988	$2,753,456	$2,666,407	$2,728,005

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2006	2007

Total Investments & Cash
As reported	$1,082,271	$1,015,145	$993,688	$972,504	$961,026
Less:
Securities lending activity	10,005	4,804	-	-	-
Unrealized loss	(21,448)	(28,820)	(9,490)	(9,291)	(1,668)
Unrealized loss and accrued income - trading	-	-	-	-	(5,858)
Total adjusted investments & cash	$1,093,714	$1,039,161	$1,003,178	$981,795	$968,552

Net Investment Income
As reported	$11,400	$11,058	$10,747	$10,333	$10,525
Funds held:
Assumed	335	537	185	160	246
Ceded	(1,519)	(1,643)	(1,482)	(1,374)	(1,560)
Total funds held	(1,184)	(1,106)	(1,297)	(1,214)	(1,314)

Total adjusted investment income	$12,584	$12,164	$12,044	$11,547	$11,839

Yield
As reported	4.11%	4.22%	4.28%	4.20%	4.35%
Investment portfolio	4.50%	4.56%	4.72%	4.65%	4.86%

Duration (in years)	3.7	3.5	3.4	3.3	3.3

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$19,326	2022[1]
Derivative component of 6.50% convertible debt	2,686
4.25% convertible debt	455	2022[2]
8.50% senior notes	54,900	2018
Junior subordinated debt [3]	43,816	2033
Surplus notes [4]	10,000	2035
Unamortized debt discount	(361)
Total long-term debt	$130,822

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 9.48% as of March 31, 2007.
[4]	Interest rate on surplus notes is 9.86% as of March 31, 2007.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$164,720	$(156)	$1,507	$166,071

Net Premiums Written	$125,893	$(156)	$1,495	$127,232

Revenues:
Net premiums earned	$93,995	$(156)	$1,193	$95,032
Net investment income	9,704	(179)	1,000	10,525
Other revenues	7,680	107	-	7,787
Operating revenues	111,379	(228)	2,193	113,344

Losses and Expenses:
Losses and loss adjustment expenses	65,919	-	1,107	67,026
Acquisition expenses	18,779	-	359	19,138
Operating expenses	13,087	2,514	1,465	17,066
Dividends to policyholders	1,622	-	-	1,622
Total losses and expenses	99,407	2,514	2,931	104,852

Operating income (loss) before income taxes
and interest expense	11,972	(2,742)	(738)	8,492

Interest expense	249	2,567	-	2,816

Pre-tax operating income (loss)	$11,723	$(5,309)	$(738)	5,676

Net realized investment losses				(430)

Pre-tax income				$5,246

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2006
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$133,737	$(168)	$398	$133,967

Net Premiums Written	$113,390	$(168)	$606	$113,828

Revenues:
Net premiums earned	$91,221	$(168)	$606	$91,659
Net investment income	8,559	(360)	3,201	11,400
Other revenues	7,074	30	-	7,104
Operating revenues	106,854	(498)	3,807	110,163

Losses and Expenses:
Losses and loss adjustment expenses	64,519	-	874	65,393
Acquisition expenses	18,219	-	(894)	17,325
Operating expenses	14,325	1,996	3,666	19,987
Dividends to policyholders	1,422	-	-	1,422
Total losses and expenses	98,485	1,996	3,646	104,127

Operating income (loss) before income taxes
and interest expense	8,369	(2,494)	161	6,036

Interest expense	228	3,645	-	3,873

Pre-tax operating income (loss)	$8,141	$(6,139)	$161	2,163

Net realized investment gains				1,818

Pre-tax income				$3,981

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2006	2006	2006	2006	2007	Quarter

Gross Premiums Written	$133,737	$99,328	$133,903	$89,484	$164,720	23.2%

Net Premiums Written	$113,390	$85,639	$107,795	$66,873	$125,893	11.0%

Revenues:
Net premiums earned	$91,221	$94,803	$94,696	$87,379	$93,995	3.0%
Net investment income	8,559	8,753	8,998	9,190	9,704	13.4%
Other revenues	7,074	7,165	6,573	7,065	7,680	8.6%
Total revenues	106,854	110,721	110,267	103,634	111,379	4.2%

Losses and Expenses:
Losses and loss adjustment expenses	64,519	67,682	68,255	61,841	65,919	2.2%
Acquisition expenses	18,219	18,923	19,098	17,486	18,779	3.1%
Operating expenses	14,325	16,193	13,720	17,821	13,087	-8.6%
Dividends to policyholders	1,422	1,011	589	510	1,622	14.1%
Total losses and expenses	98,485	103,809	101,662	97,658	99,407	0.9%

Operating income before income taxes
and interest expense	8,369	6,912	8,605	5,976	11,972	43.1%

Interest expense	228	241	254	255	249	9.2%

Pre-tax operating income	$8,141	$6,671	$8,351	$5,721	$11,723	44.0%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	1st Quarter 2006	2nd Quarter 2006	3rd Quarter 2006	4th Quarter 2006	1st Quarter 2007	Point Chg. 1st Quarter Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	70.7%	71.4%	72.1%	70.8%	70.1%	0.6

Expense ratio:
Acquisition expenses	20.0%	20.0%	20.2%	20.0%	20.0%	-
Operating expenses [1]	8.6%[2]	10.0%[2]	8.1%[2]	12.9%[2]	6.4%	2.2
Total expense ratio	28.6%	30.0%	28.3%	32.9%	26.4%	2.2

Policyholders' dividend ratio	1.6%	1.1%	0.6%	0.6%	1.7%	(0.1)
Combined ratio	100.9%[2]	102.5%[2]	101.0%[2]	104.3%[2]	98.2%	2.7

Net investment income ratio	-9.4%	-9.2%	-9.5%	-10.5%	-10.3%	0.9
Operating ratio	91.5%	93.3%	91.5%	93.8%	87.9%	3.6

[1]
The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $7.9 million, $9.5 million, $7.7 million, $11.3 million and $6.0 million for the first, second, third and fourth quarters of 2006 and the first quarter of 2007, respectively.

[2]	Certain reclassifications between insurance-related and non-insurance related expenses of prior period amounts have been made to conform to the current year presentation. These reclassifications had no impact on the previously reported full year 2006 ratios.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2006	2006	2006	2006	2007	Quarter

Gross Premiums Written	$398	$960	$526	$102	$1,507	NM

Net Premiums Written	$606	$527	$701	$309	$1,495	NM

Revenues:
Net premiums earned	$606	$332	$746	$1,094	$1,193	96.9%
Net investment income	3,201	2,408	1,695	1,392	1,000	-68.8%
Total revenues	3,807	2,740	2,441	2,486	2,193	-42.4%

Losses and Expenses:
Losses and loss adjustment expenses	874	(1,303)	(1,501)	(1,146)	1,107	26.7%
Acquisition expenses	(894)	629	713	339	359	NM
Operating expenses	3,666	2,986	3,055	2,808	1,465	-60.0%
Total losses and expenses	3,646	2,312	2,267	2,001	2,931	-19.6%

Pre-tax operating income (loss)	$161	$428	$174	$485	$(738)	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2006	2006	2006	2006	2007	Quarter

Gross Premiums Written	$(168)	$(213)	$(158)	$(157)	$(156)	7.1%

Net Premiums Written	$(168)	$(213)	$(158)	$(157)	$(156)	7.1%

Revenues:
Net premiums earned	$(168)	$(213)	$(158)	$(157)	$(156)	7.1%
Net investment income	(360)	(103)	54	(249)	(179)	50.3%
Other revenues	30	121	51	42	107	NM
Total revenues	(498)	(195)	(53)	(364)	(228)	54.2%

Losses and Expenses:
Operating expenses	1,996	2,401	2,178	2,337	2,514	26.0%
Total losses and expenses	1,996	2,401	2,178	2,337	2,514	26.0%

Operating loss before income taxes
and interest expense	(2,494)	(2,596)	(2,231)	(2,701)	(2,742)	-9.9%

Interest expense	3,645	3,532	2,785	2,581	2,567	-29.6%

Pre-tax operating loss	$(6,139)	$(6,128)	$(5,016)	$(5,282)	$(5,309)	13.5%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2006	2007

Receipts:
Premiums and other revenues collected	$104,991	$96,652	$108,027	$93,253	$102,505
Investment income received	15,368	14,890	11,795	13,730	13,251
Total receipts	120,359	111,542	119,822	106,983	115,756

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	3,496	17,337	17,034	22,696	4,605
Losses and LAE paid - prior years	92,597	92,004	65,455	90,825	85,995
Total losses and LAE paid	96,093	109,341	82,489	113,521	90,600
Insurance operating expenses paid	46,203	39,618	26,899	30,327	38,826
Policyholders' dividends paid	246	397	451	812	499
Interest on corporate debt	4,791	2,965	3,470	2,461	3,082
Total disbursements	147,333	152,321	113,309	147,121	133,007

Net other	(12,368)	7,406	(9,204)	19,380	1,024

Net operating cash flows	$(39,342)	$(33,373)	$(2,691)	$(20,758)	$(16,227)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2006	2007

Receipts:
Premiums and other revenues collected	$99,740	$94,320	$107,102	$92,720	$99,923
Investment income received	10,479	10,598	8,831	10,564	10,504
Total receipts	110,219	104,918	115,933	103,284	110,427

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	3,496	17,337	17,034	22,696	4,605
Losses and LAE paid - prior years	65,113	57,537	45,463	44,787	62,815
Total losses and LAE paid	68,609	74,874	62,497	67,483	67,420
Insurance operating expenses paid	42,110	35,129	24,446	26,521	35,766
Policyholders' dividends paid	246	397	451	812	499
Interest on corporate debt	224	227	246	255	252
Total disbursements	111,189	110,627	87,640	95,071	103,937

Net other	(6,376)	1,955	(1,939)	4,615	(4,189)

Net operating cash flows	$(7,346)	$(3,754)	$26,354	$12,828	$2,301

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2006	2007

Receipts:
Premiums collected	$5,251	$2,332	$925	$533	$2,582
Investment income received	4,889	4,292	2,964	3,166	2,747
Total receipts	10,140	6,624	3,889	3,699	5,329

Disbursements:
Losses and LAE paid:
Losses and LAE paid - prior years	27,484	34,467	19,992	46,038	23,180
Total losses and LAE paid	27,484	34,467	19,992	46,038	23,180
Insurance operating expenses paid	4,093	4,489	2,453	3,806	3,060
Total disbursements	31,577	38,956	22,445	49,844	26,240

Net other	1,083	1,775	(5,500)	8,071	(1,382)

Net operating cash flows	$(20,354)	$(30,557)	$(24,056)	$(38,074)	$(22,293)

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	1st	2nd		3rd	4th	1st
	Quarter	Quarter		Quarter	Quarter	Quarter
	2006	2006		2006	2006	2007[1]

PMA Pool [2]	$316,726	$321,114		$325,242	$321,245	$327,379 [4]
PMA Capital Insurance Company [3]	203,261	125,989	[5]	123,428	121,566	117,098 [4]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2006	2007[1]

Net Premiums Written:
Workers' Compensation	$100,096	$76,602	$95,437	$58,731	$113,732
Other Commercial Lines	11,048	6,687	6,067	4,637	10,258
Total - PMA Pool	$111,144	$83,289	$101,504	$63,368	$123,990

Statutory Ratios:
Loss and LAE ratio	71.5%	72.5%	72.1%	71.3%	71.2%
Underwriting expense ratio	24.6%	31.6%	26.3%	37.5%	21.1%
Policyholders' dividend ratio	0.9%	0.1%	0.5%	0.6%	0.6%
Combined ratio	97.0%	104.2%	98.9%	109.4%	92.9%
Operating ratio	88.4%	96.0%	90.5%	99.8%	83.3%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus (deficit) of $148.1 million and ($3.0) million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	In May 2006, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $73.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 5/2/2007):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.